The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 72DD correctly, the correct answer is as follows (in 000's):

Investor Shares
Janus Adviser U.S. Value Fund $0
Janus Adviser International Equity Fund $219

I Shares
Janus Adviser U.S. Value Fund $0
Janus Adviser International Equity Fund $15

C Shares
Janus Adviser U.S. Value Fund $0
Janus Adviser International Equity Fund $0

A Shares
Janus Adviser U.S. Value Fund $0
Janus Adviser International Equity Fund $13

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 72EE correctly, the correct answer is as follows (in 000's):

Investor Shares
Janus Adviser U.S. Value Fund $3,790
Janus Adviser International Equity Fund $0

I Shares
Janus Adviser U.S. Value Fund $386
Janus Adviser International Equity Fund $0

C Shares
Janus Adviser U.S. Value Fund $75
Janus Adviser International Equity Fund $0

A Shares
Janus Adviser U.S. Value Fund $190
Janus Adviser International Equity Fund $0


The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 73A correctly, the correct answer is as follows:

Investor Shares
Janus Adviser U.S. Value Fund $1.3242
Janus Adviser International Equity Fund $0.1195

I Shares
Janus Adviser U.S. Value Fund $1.3242
Janus Adviser International Equity Fund $0.1222

C Shares
Janus Adviser U.S. Value Fund $1.3242
Janus Adviser International Equity Fund $0.000

A Shares
Janus Adviser U.S. Value Fund $1.3242
Janus Adviser International Equity Fund $0.1222


The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74U correctly, the correct answer is as follows (in 000's):


Investor Shares
Janus Adviser U.S. Value Fund $2,845
Janus Adviser International Equity Fund $1,720

I Shares
Janus Adviser U.S. Value Fund $276
Janus Adviser International Equity Fund $95

C Shares
Janus Adviser U.S. Value Fund $62
Janus Adviser International Equity Fund $1

A Shares
Janus Adviser U.S. Value Fund $172
Janus Adviser International Equity Fund $99


The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74V correctly, the correct answer is as follows (in 000's):

Investor Shares
Janus Adviser U.S. Value Fund $21.78
Janus Adviser International Equity Fund $14.83

I Shares
Janus Adviser U.S. Value Fund $21.78
Janus Adviser International Equity Fund $14.82

C Shares
Janus Adviser U.S. Value Fund $21.52
Janus Adviser International Equity Fund $14.95

A Shares
Janus Adviser U.S. Value Fund $21.82
Janus Adviser International Equity Fund $14.84